                                                                   EXHIBIT 10.18


                        ORBIMAGE GROUND STATIONS CONTRACT

                          CONTRACT NUMBER: OGS-99-02-01


       This ORBIMAGE GROUND STATIONS CONTRACT (the "Contract") is made and entered into as of the ____ day of _________ 1999 by and between MACDONALD, DETTWILER AND ASSOCIATES LTD. ("MacDonald Dettwiler"), a Canadian Corporation, with its principal place of business located at 13800 Commerce Parkway, Richmond, British Columbia, Canada V6V 2J3, and ORBITAL IMAGING CORPORATION ("ORBIMAGE"), a Delaware Corporation, with its principal place of business located at 21700 Atlantic Boulevard, Dulles, Virginia 20166.

       WHEREAS, ORBIMAGE desires to procure up to eight (8) ORBIMAGE Ground Stations (OGS) in either of two configurations (transportable or fixed) from MacDonald Dettwiler, for purposes of OrbView-3 and OrbView-4 data reception, recording, archiving, cataloging, ordering and product generation for the panchromatic and multispectral sensors; and

       WHEREAS, MacDonald Dettwiler has submitted Proposal No. 01-2415-1 dated January 29, 1999 and desires to provide up to eight (8) OGS Systems to ORBIMAGE, and to serve as the prime integrator for the OGS Program in support of various ORBIMAGE end-customers to be defined hereafter.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


1.0    THE CONTRACT

       This Contract shall consist of the Exhibits set forth below, which are hereby incorporated and made part of this Contract by this reference. Any inconsistency between or among this Contract and the Exhibits attached hereto shall be resolved in the following order of precedence:

This Contract Number: OGS-99-02-01

Exhibit "A"    General Conditions

Exhibit "B"    OGS Price Schedule and Payment Terms

Exhibit "C.1"  Order Specification Document

Exhibit "C.2"  Statement of Work and Technical Specification Addendum

Exhibit "C.3"  Statement of Work

Exhibit "D"    Technical Specification


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Exhibit "E"    Proposal Addendum to MacDonald Dettwiler Proposal No. 01-2415-1

Exhibit "F"    MacDonald Dettwiler Proposal No. 01-2415-1 dated January 29, 1999 in its entirety

2.0    WORK TO BE PERFORMED

       Except as specified elsewhere in this Contract, MacDonald Dettwiler shall furnish all labor, materials, tools, supplies, equipment, transportation, supervision, technical, professional and other services; and, shall serve as the prime integrator and perform integration, delivery, installation and other technical services for the OGS Program in accordance with the Statement of Work, Technical Specification and as otherwise specified herein.

       Execution of this Contract by both parties does not authorize MacDonald Dettwiler to initiate performance in any way. All OGS System options (transportable or fixed), systems engineering and/or technical services, and, any other related options, shall be ordered by ORBIMAGE in writing. Such orders shall be subject to the terms and conditions set forth in this Contract and shall be duly executed by both parties hereof prior to the commencement of Work.

3.0    CONTRACT TYPE, EFFECTIVE DATE AND PERIOD OF PERFORMANCE

       A) Contract Type

              Work authorized under this Contract shall be performed on a Firm Fixed Price basis as set forth in Exhibit B.

       B) Effective Date

              The Effective Date of this Contract shall be the date first above written.

       C) Period of Performance

              The Period of Performance for this Contract shall commence on the Effective Date and shall continue for a period of five years. Orders may be placed at any time during this period. The Period of Performance for any specific OGS System option, or for any other related Work or option as required herein, shall be specified in the order. The Period of Performance for this Contract or any order placed against this Contract may only be extended in writing by mutual agreement of the parties hereto.


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4.0    RECORD OF AGREEMENTS

       Both parties agree that this Contract and all incorporated Exhibits reflect a true and accurate record of the agreements reached between the parties and represent all obligations of both parties hereto. By execution of this Contract, both parties acknowledge that they have thoroughly examined this Contract and all incorporated Exhibits, and are satisfied that the statements, representations, promises and understandings accurately reflect the entire agreement between the parties. This Contract contains the entire understanding between the parties and supercedes all prior written and oral understandings relating to the subject hereof. No representations, agreements, modifications or understandings not contained herein shall be valid or effective unless agreed to in writing and signed by both parties hereto.

5.0    CONSIDERATION

       For MacDonald Dettwiler's satisfactory and complete performance of the OGS requirements and fulfillment of other contractual obligations as stated herein, ORBIMAGE shall pay MacDonald Dettwiler in accordance with the payment terms set forth in Exhibit B.

       IN WITNESS WHEREOF, the parties have caused this Contract to be executed as of the date first above written.

MACDONALD, DETTWILER AND                       ORBITAL IMAGING CORPORATION
ASSOCIATES LTD.


------------------------------                 ------------------------------
           Signature                                       Signature

------------------------------                 ------------------------------
             Name                                            Name

------------------------------                 ------------------------------
              Title                                           Title

------------------------------                 ------------------------------
              Date                                            Date


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                          CONTRACT NUMBER OGS-99-02-01

                                   EXHIBIT "A"

                               GENERAL CONDITIONS

                         EXHIBIT "A" GENERAL CONDITIONS

GC-1   DEFINITIONS

As used in this Contract, each of the following terms has the meaning set forth thereafter, such meaning to be equally applicable both to the singular and plural forms of the terms herein defined:

"Acceptance Test Procedures" or "ATPs" means the procedures developed to test to the Technical Specifications of the OGS System as required under this Contract, which can be designated as "Factory", "On-Site", "System" or otherwise as appropriate to describe the type of test to be conducted.

"Commercial-Off-The-Shelf" or "COTS" means, for the purposes of GC-15 (INTELLECTUAL PROPERTY RIGHTS), proprietary software products and/or tools owned or under the control of its respective owner or exclusive licensee that is offered to the public for sale at published prices and includes the availability of post delivery support services at published prices.

"Contract" means this written agreement between MacDonald Dettwiler and ORBIMAGE defining the terms and conditions under which this Contract will be executed, and includes all Exhibits as specified in Article 1.0 of this Contract.

"Day" means one twenty-four (24) hour period of time.

"Destination Country" means the Country to which the specific OGS will be shipped and operated.

"Developed Item" (DI) means for the purposes of GC-15 (INTELLECTUAL PROPERTY RIGHTS), a software program or tool developed for the first time under this Contract.

"Effective Date of Contract" means the date the Contract becomes in full force and effect as defined in Article 3.0, Paragraph B) of this Contract.

"End User" or "Customer" means the company, organization or Government Agency that procures one or more OGS Systems from ORBIMAGE that is manufactured in accordance with this Contract.

"Factory Acceptance Certificate" means an official written statement signed by ORBIMAGE indicating that part or all of the OGS System has been implemented, completed and tested satisfactorily according to the Factory Acceptance Test in accordance with this Contract.

"Factory Acceptance Test" or "FAT" means the test undertaken at MacDonald Dettwiler or its subcontractor(s) or suppliers facility to certify that the Supply, Service or Goods meets the functional requirements of the Technical Specifications.

"Goods", "Equipment", "Supplies" or "Works" means the System, System Hardware and Software, Firmware, Equipment and relevant documentation and handbooks to be furnished to ORBIMAGE or services to be rendered by MacDonald Dettwiler and its subcontractor(s) under this Contract.

"Incoterms" means the international rules for the interpretation of trade terms as published by ICC Publishing SA, 38 Cours Albert 1er, 75008 Paris, France, as first published in 1953 and reprinted in 1967, 1974, 1976, 1980 and in 1990. All shipping terms referred to herein, such as FOB, CIF, CIP and the like means those terms pursuant to Incoterms 1990.

"Inspecting Officer" means ORBIMAGE and End User engineers/staff duly authorized to undertake all the necessary inspection of the progress of Works, and/or witness factory test, acceptance test and any other test included in this Contract and to sign the relevant certificates.

"MacDonald Dettwiler's Goods" means the equipment, tools and test equipment brought upon the Site by MacDonald Dettwiler for the execution of the Works, but not to be purchased by the End User.

"Modified COTS" and "Modified NDI" for the purposes of GC-15 (INTELLECTUAL PROPERTY RIGHTS), refers to Commercial-Off-The-Shelf (COTS) and Non-Development Item (NDI) to which significant modifications are made such that the identity, function and form of the original proprietary software product or tool is lost.

"Month" means Gregorian calendar month.

"NTE" means not to exceed.

"Non-Development Item" or "NDI" means, for the purposes of GC-15 (INTELLECTUAL PROPERTY RIGHTS), any existing proprietary software products and/or tools owned by MacDonald Dettwiler or which MacDonald Dettwiler has developed for the Canadian Government and has been granted exclusive rights to by the Canadian Government. The NDI is regarded as a trade secret to MacDonald Dettwiler and is available for sale to its customer as a part of an integrated software package tailored by MacDonald Dettwiler to meet that customer's specific requirements.

"OGS Program" means the design, build, integration, testing and installation of all OGS Systems (up to eight OGS Systems) ordered in accordance with this Contract and shall include a one year warranty for each OGS ordered.

"OGS System" means the Hardware, Software, Firmware and Technical Data and includes all other materials/elements that individually or collectively constitute the OGS System. Such OGS System is capable of OrbView-3 and OrbView-4 data reception, recording, archiving, cataloging, ordering and product generation for panchromatic and multispectral sensors and stores, retrieves, processes and manipulates such data to form products in accordance with the Technical Specifications.

"On-Site Acceptance Certificate" means an official written statement signed by ORBIMAGE indicating that part or all of the OGS System has been implemented, completed and tested satisfactorily according to the On-Site Acceptance Test prescribed in this Contract.

"On-Site Acceptance Test(s)" or "OSAT" means a test undertaken at a site or field location to certify that the Supply, Service or Goods meets the requirements of the Technical Specifications.

"ORBIMAGE Ground Station" or "OGS" or "OGS System" means one ground receive system in either of two configurations (transportable or fixed), capable of OrbView-3 and OrbView-4 data reception, recording, archiving, cataloging, ordering and product generation for panchromatic and multispectral sensors.

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"Project" means the design, build, integration, testing, installation and limited warranty for each OGS System for the receiving, storage and processing of remotely sensed data. Therefore, if eight OGS Systems are ordered, there will be eight OGS Projects performed under the OGS Program.

"Project Manager" means the ORBIMAGE representative duly authorized to act on its behalf for the management and execution of this Project in accordance with this Contract.

"Provisional Acceptance Certificate" means an official written statement signed by ORBIMAGE indicating that part or all of the OGS System has been implemented, completed and tested satisfactorily according to the Provisional Acceptance Test prescribed in this Contract.

"Provisional Acceptance Test" or "PAT" means the test undertaken by MacDonald Dettwiler or its subcontractor(s) to certify that a separate identified part(s) of the Work meets the requirements of this Contract.

"Site" means the actual place or places where the Goods are to be delivered and installed, or where the Works are to be done by MacDonald Dettwiler.

"Subcontract" means an agreement entered into between MacDonald Dettwiler and another company or corporation for the furnishing of materials and services as a part of the Work.

"Subcontractor" means any party or parties (other than MacDonald Dettwiler) to whom any part or parts of the Goods and Works have been assigned by MacDonald Dettwiler.

"Supply Contract Period(s)" means the period required to implement the manufacturing and delivery of each OGS System including all changes and modifications thereto up to the completion of the specific Warranty period for that OGS. Therefore, if all eight (8) OGS Systems are ordered, there will be eight (8) Supply Contract Periods.

"System" means the Hardware, Software, Firmware and Technical Data and includes all other materials/elements that individually or collectively constitute the OGS System which receives data from satellite(s) and stores, retrieves, processes and manipulates such data to form products in accordance with the technical requirements of this Contract.

"Technical Documentation" means any and all designs, technical reports, photographs, drawings, plans, manuals, specifications and computer software relating to the Work.

"Technical Information" means any and all recorded information of a scientific or technical nature relating to the Work, including experimental and test data, techniques, methods, processes, know-how, inventions, magnetic tape, computer memory printouts or data retained in computer memory, and any other technical data in whatever form presented and whether or not susceptible to copyright.

"Vendor Software" means for the purposes of GC-15 (INTELLECTUAL PROPERTY RIGHTS), COTS software not owned by MacDonald Dettwiler and which is subject to the terms and conditions of licenses granted by the Vendor.

"Warranty " means the services rendered by MacDonald Dettwiler during the Warranty Period.

"Warranty Period" means the initial twelve (12) month Warranty Period as described in GC-5 (WARRANTY).

"Work" means all things done or required to be done and all operations, duties and obligations executed or to be executed by MacDonald Dettwiler as specified, shown or indicated in this Contract including, without limitation, all extra work, changes, substitutions and variations in Work ordered by ORBIMAGE in accordance with this Contract.

GC-2   INDEPENDENT CONTRACTOR

MacDonald Dettwiler hereby represents that it is fully experienced and properly qualified to perform the class of Work as stated herein, and that it is properly licensed, equipped, organized, and financed to perform such Work. MacDonald Dettwiler shall act as an independent contractor and not as the agent of ORBIMAGE in performing the Contract, maintaining complete control over its employees and all of its Subcontractors. Nothing contained in this Contract or any subcontract awarded to any other organization by MacDonald Dettwiler shall create any contractual relationship between any such Subcontractor and ORBIMAGE. MacDonald Dettwiler shall perform all Work in accordance with its own methods subject to compliance with this Contract.

GC-3   AUTHORIZED REPRESENTATIVES

Before commencing work under this Contract, MacDonald Dettwiler shall designate one or more person(s) as its authorized representative whom can represent the overall interests of MacDonald Dettwiler for its efforts on the OGS Program. MacDonald Dettwiler shall provide the name, address, telephone and facsimile numbers of such representative(s), and of any changes thereto, together with a clear definition of the scope of his/her authority to represent and act for MacDonald Dettwiler, and shall specify any and all limitations of such authority.

ORBIMAGE shall designate one or more person(s) as its authorized representative(s) to act on its behalf on certain technical and commercial matters concerning this Contract. All notices, determinations, instructions and other communications given to MacDonald Dettwiler by the designated authorized representative(s) of ORBIMAGE shall be binding upon ORBIMAGE. ORBIMAGE shall advise MacDonald Dettwiler in writing of the name, address, telephone and facsimile numbers of each authorized representative and the Work elements for which each authorized representative is responsible.

GC-4   NOTICES

All contractual correspondence and all notices required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered or sent by courier, registered or certified mail, return receipt requested, by facsimile and confirmed by letter, addressed to the individuals as shown below. In providing notices or any other form of communication during the administration of this Contract, MacDonald Dettwiler, and its Subcontractors and suppliers through MacDonald Dettwiler, shall communicate solely with ORBIMAGE and shall not communicate with any End User officials, in connection with any matter arising out of this Contract or its implementation thereof, without the prior written consent of ORBIMAGE.

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For notices to ORBIMAGE, address as follows:

ORBITAL IMAGING CORPORATION
21700 Atlantic Boulevard
Dulles, Virginia, 20166, USA

       A) for contractual matters to the attention of: Clark R. Rolf, Contracts Manager, with a copy to the individual named in B) below, and

                      Telephone:  (703) 406-5419
                      Facsimile:  (703) 404-8061

       B) for technical matters to the attention of: Ron Huber, Program Manager, with a copy to the Contracts Manager set forth in A) above.

                      Telephone:  (703) 406-5294
                      Facsimile:  (703) 404-8061

For notices to MacDonald Dettwiler, address as follows:

MACDONALD, DETTWILER AND ASSOCIATES, LTD.
13800 Commerce Parkway, Richmond
British Columbia, Canada, V6V 2J3

       A) for contractual matters to the attention of: Director of Commercial Services with a copy to the MacDonald Dettwiler Program Manager, and

                      Telephone:  _____________
                      Facsimile:  _____________

       B) for technical matters to the attention of: Program Manager with a copy to the MacDonald Dettwiler Director of Commercial Services.

                      Telephone:  (604) 278-3411
                      Facsimile:  (604) 278-3786

GC-5   WARRANTY

MacDonald Dettwiler warrants that the Equipment purchased for any OGS System shall be of new material and of the stated performance at the time the order(s) are placed with the Suppliers and Vendors.

MacDonald Dettwiler hereby warrants for a period of twelve (12) months as set forth below (the "Warranty Period"), that the overall performance of the OGS System will be in accordance with the Technical Specifications of this Contract (the "Warranty"). Warranty does not apply to damage or defects attributable to negligence or misuse of Goods on the part of ORBIMAGE or its agents, or repair or alteration of the Goods by ORBIMAGE or its agents not in accordance with MacDonald Dettwiler's procedures and/or instructions.

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MacDonald Dettwiler hereby warrants for a period of twelve (12) months after the date of the On-Site Acceptance Test for each OGS System, as evidenced by the issue of an On-Site Acceptance Certificate, that the Goods are free from defects arising out of faulty or defective material or components, including, without limitation, software design, inferior workmanship excluding normal wear and tear.

Notice of all claimed defects must be provided in writing to MacDonald Dettwiler within the Warranty Period. MacDonald Dettwiler shall determine after inspection that the Goods were in fact, defective, and shall then promptly repair or replace such Goods to conform with the applicable Technical Specifications without any charge. MacDonald Dettwiler shall at its option repair the defective goods on-site or have the said Goods returned to the original supplier's facility. All shipping and insurance costs associated with shipment of these items by ORBIMAGE to MacDonald Dettwiler shall be paid by MacDonald Dettwiler, unless MacDonald Dettwiler determines that the damage or defects were attributable to negligence or misuse of Goods on the part of ORBIMAGE or its agents. The warranty set forth herein is ORBIMAGE's exclusive remedy against MacDonald Dettwiler for damaged or defective Goods.

ORBIMAGE ACKNOWLEDGES AND AGREES THAT THIS IS THE SOLE AND LIMITED WARRANTY, IS IN LIEU OF ALL OTHER WARRANTIES AND THAT THERE ARE NO OTHER WARRANTIES, GUARANTEES OR REPRESENTATIONS, WHETHER EXPRESS OR IMPLIED INCLUDING BUT NOT LIMITED TO THOSE RELATING TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR FUNCTION AND WHETHER ARISING OUT OF STATUTE, LAW, EQUITY, COURSE OF DEALING, USAGE OF TRADE OR OTHERWISE.

GC-6   INSURANCE

Without limitation to its obligations and responsibilities under this Contract, MacDonald Dettwiler shall obtain insurance against loss or damages from whatever cause arising for which it is responsible during the accomplishment of Works under the terms and conditions of this Contract and in such forms as prescribed below;

FREIGHT AND TRANSPORT AND INSTALLATION INSURANCE

MacDonald Dettwiler shall obtain insurance for any shipment to each Site by inland and/or overseas transportation, from the factories or any other originating places of Goods outside or within Canada, including temporary storage and local manufacturing under the following provisions:

       A) The insurance coverage amount shall be based upon the price of the Goods (in US dollars) added to the freight and cost of insurance (cost insurance freight) and in-country transportation costs.

       B) Insurance will be against "All Risks" of physical loss or damage from any external cause including war, strikes, riots and civil commotions risks in accordance with standard insurance industry provisions.

The above insurance will be extended to cover installation, testing and demonstration, as applicable, or until which time the On-Site Acceptance Certificate is executed by ORBIMAGE.

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THIRD PARTY LIABILITY INSURANCE

MacDonald Dettwiler shall obtain insurance against all damage to ORBIMAGE's and/or third-party's property resulting directly from the Work done by MacDonald Dettwiler. MacDonald Dettwiler's liability shall be limited to US$2,000,000 per occasion for both property damage and personnel injury including death. In the event of such loss or damage, MacDonald Dettwiler shall provide similar Goods as replacement and such Goods shall conform to the Technical Specifications set forth herein.

GC-7   LIMITATION OF LIABILITY

MacDonald Dettwiler shall not be liable for indirect, incidental, consequential, or other damages resulting from the use of any of the goods or services to be provided hereunder, other than the liability expressly stated herein. The warranty set forth herein is in lieu of all other warranties, expressed or implied, including, but not limited to, the implied warranties of merchantability or fitness for a particular purpose.

MacDonald Dettwiler shall not be held liable for bodily injury, property damage or other loss sustained by third parties (including the personnel and agents of ORBIMAGE or an End User), which may arise in consequence of the execution and/or completion of the installation works, nor for damage inflicted or loss sustained in respect of the equipment or of any property of ORBIMAGE, unless such injuries, damages or losses are due to the sole negligence of MacDonald Dettwiler or its Subcontractors.

Regardless of fault, under no circumstances shall MacDonald Dettwiler be liable, for any individual OGS System, for any damages greater than 100% of the total OGS System Price of the applicable OGS System for any claim made of any nature whatsoever, whether arising from patent indemnification claims, MacDonald Dettwiler's breach of contract, breach of express or implied warranty, arising in tort, at law or in equity including any law giving rise to a claim of strict liability or for any other cause.

GC-8   STATUTORY LIABILITY

Not withstanding anything to the contrary in any part of this Contract, MacDonald Dettwiler shall be liable to comply with all statutes, rules and regulations applicable to the performance of this Contract and shall indemnify ORBIMAGE against any loss, damage or claim that may arise as a result of MacDonald Dettwiler's breach of GC-8.

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GC-9   FORCE MAJEURE

If there is a delay in production of any part of the Goods or non-performance of the Works due to causes beyond either Party's control, including the consequences of installation or OGS System testing in any Country, then in any such case either Party shall, for the duration of any such causes, be relieved of its obligations to produce the part of the Goods and Works thereby affected, but the provisions of this Contract shall remain fully valid with regard to the development, integration, installation and testing of those parts of the Goods and Works not affected by such causes.

If either party at any time has reason to believe that the Period of Performance will need to be extended by virtue of Force Majeure such as, but not limited to, an act of God or public enemy, governmental acts, including, without limitation, any governmental regulatory or administrative measures, including export control license requirements, that impede, or otherwise delay, the performance of the obligations of either party hereto, fire, flood, earthquake, landslide or other damage to roads, epidemics, quarantine restrictions, strike, lockout, sabotage, combination of workmen and freight embargoes, then the Party so affected shall promptly notify the other Party within thirty (30) days of the occurrence of such event and shall subsequently specify in writing the actual period of delay so caused by the factor which was beyond its control accompanied with appropriate supporting evidence in the form of written statements and documentation.

In the case of Force Majeure as stated above, both Parties shall be entitled to suspend execution of this Contract until such time the Force Majeure no longer exists. In the event that such case occurs, each Party shall properly protect and secure the Goods currently under its possession and continue to do so during the entire period of suspension. If such protection and securing of the Goods is deemed impracticable by either Party, such Party shall promptly notify the other Party in writing stating in detail the reasons preventing such security. Both parties agree to make best efforts in reaching resolution to the matter

In the event such Force Majeure results in a three (3) month continuous delay, the parties hereby agree to review the terms and conditions for performance under this Contract and mutually determine if the agreement needs to be extended, amended or terminated in whole or in part. Any amendment or modification hereof as a result of such Force Majeure shall be in writing by mutual agreement of the parties. Should such suspension last more than a period of nine (9) continuous months, either party hereto shall be entitled to terminate this Contract with respect to the remaining Work thereby affected, and shall give written notice of termination by registered mail to the other party. In the event of such termination, ORBIMAGE shall pay MacDonald Dettwiler for all equipment already shipped to Country and the cost of the Work executed prior to the date of termination. All other expenses incurred by MacDonald Dettwiler as a result of such termination of this Contract, shall be resolved by an equitable adjustment upon mutual agreement of the parties.

GC-10  DEFAULT

ORBIMAGE may, by written notice of default to MacDonald Dettwiler, terminate this Contract in whole or in part if MacDonald Dettwiler:

       A) is delayed in schedule for more than three (3) months in the performance of any OGS Project, for causes other than Force Majeure

       B) fails in any way to make progress in the performance of this Contract

       C) notifies ORBIMAGE and indicates that it is unable or unwilling to complete performance or deliver any of the Goods or Works required under this Contract

       D) commits any substantial breach or fails to comply or observe any article or provision set forth in this Contract

       E) becomes insolvent, requests its creditors for a moratorium, or files a voluntary petition in bankruptcy, or shall be adjudicated as bankrupt pursuant to an involuntary petition

ORBIMAGE's right to terminate this Contract may be exercised if MacDonald Dettwiler does not submit a formal correction plan within fifteen (15) days after receipt of such notice. Such correction plan must describe in detail MacDonald Dettwiler's recovery schedule and completely address all issues surrounding the potential default. If, in the opinion of ORBIMAGE, the correction plan is deemed to substantially jeopardize the success of the Project, and it defeats the objectives of this Contract, ORBIMAGE may terminate the contract in whole or in part and MacDonald Dettwiler is obligated to compensate ORBIMAGE for all sums already paid, for those Goods and Services so terminated. MacDonald Dettwiler shall not be obligated to compensate ORBIMAGE for items delivered or Work executed and completed.

If the On-Site Acceptance Test(s) cannot be accomplished within three (3) months from the scheduled On-Site Acceptance Test(s) date, including installation and operation according to the Contract schedule which shall necessarily include any extensions thereto pursuant to an amendment to the Contract under GC-22 (CHANGES AND EXTRA WORK), ORBIMAGE shall have the right to return in whole or in part, such Goods delivered but either not installed or operational. ORBIMAGE shall furthermore, as its complete and sole remedy under this GC-10 (DEFAULT), have the right to recover all sums paid for the equipment so returned.

Any action taken by ORBIMAGE under GC-10 shall not affect MacDonald Dettwiler's right to dispute such action pursuant to GC-21 (DISPUTE RESOLUTION AND ARBITRATION).

If, after notice of termination for default has been issued by ORBIMAGE, it is determined by ORBIMAGE that the notice was invalid in whole or in part, or that the default was beyond the control of MacDonald Dettwiler, such notice of termination shall be deemed to have been issued pursuant to GC-22 (CHANGES AND EXTRA WORK) and both parties hereby agree to negotiate an equitable adjustment for continuation of the Work or a final settlement for termination without cause.

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GC-11  TRANSFER AND SUBLETTING

MacDonald Dettwiler shall not transfer, sell, sublet or otherwise dispose of this Contract or any part thereof without the previous written consent of ORBIMAGE which shall not be unreasonably withheld, except that MacDonald Dettwiler shall have the right to assign or subcontract all or any part of the Work to a wholly-owned subsidiary, or affiliated company of MacDonald Dettwiler. MacDonald Dettwiler shall also have the right, for the purpose of performing its duties under this Contract, to undertake normal purchasing and subcontracting to acquire Goods and Services necessary to complete the Work.

MacDonald Dettwiler shall not be relieved from any liability or obligation under this Contract and MacDonald Dettwiler shall be solely responsible for the acts, defaults and neglects of any Subcontractor, its servants or agents as fully as if they were the acts, defaults or neglects of MacDonald Dettwiler. Nothing contained herein shall be deemed to create any contractual relations or commitments between any Subcontractor and ORBIMAGE.

GC-12  TITLE TO GOODS AND SERVICES - RISK OF LOSS - LICENSED USE

Except as may otherwise be provided herein, ORBIMAGE shall acquire title to all of the Goods and Services to be provided by MacDonald Dettwiler in performance of this Contract. MacDonald Dettwiler warrants that it has good and marketable title to all of such Goods and Services, and that they are and shall be free of and from any claims, liens, charges or encumbrances of any kind. Title to such Goods and Services shall pass to ORBIMAGE upon receipt and acceptance at the place or places designated herein as evidenced by its issue of an On-Site Acceptance Certificate by ORBIMAGE. Acceptance shall only be accomplished after receipt, inspection and approval of the Goods and Services by ORBIMAGE, and ORBIMAGE shall at all times have the right of inspection and be allowed a reasonable time therefor. Until such title has passed to ORBIMAGE, the risk of loss to such Goods and Services shall at all times remain with MacDonald Dettwiler.

If any of the Goods and Services do not conform to the requirements of this Contract, ORBIMAGE may reject any or all of the Goods and Services. Any approval by ORBIMAGE of part of the Goods and Services shall not relieve MacDonald Dettwiler of its obligations under this Contract. Rejected goods may at the option of ORBIMAGE, be held for MacDonald Dettwiler's disposition instructions or returned to MacDonald Dettwiler.

With respect to those Goods and Services required to be delivered by MacDonald Dettwiler to ORBIMAGE, and for which title shall not pass to ORBIMAGE, including, without limitation, those Goods described in Exhibit "C" as being the Contractor Hardware and Software and documentation, and Vendor Software and Vendor documentation, MacDonald Dettwiler shall grant ORBIMAGE a License ("the License") to use such Goods and Services solely as specifically set forth in GC-16. The License fee payable by ORBIMAGE to MacDonald Dettwiler for said License is included in CLIN 0001 of Exhibit B.

GC-13  SYSTEM SUPPORT SERVICES

After the expiration of the Warranty Period described in GC-5, ORBIMAGE shall have a yearly option for any OGS System in each of the second (2nd) through fifth (5th) years after OSAT to enter into a system support maintenance agreement with MacDonald Dettwiler for the post- Warranty maintenance of any OGS System. A description of the post-Warranty maintenance services to be provided hereunder is set forth in Exhibit F, Volume II - Section 3.5. MacDonald Dettwiler shall offer such services either by providing or maintaining facilities for the supply of such quantities of its repair parts, support equipment, services and software support, whether Proprietary Items or not, as are necessary in meeting ORBIMAGE orders so as to maintain the Goods in effective operation. ORBIMAGE must exercise each yearly option at least sixty
(60) days prior to the applicable OSAT anniversary date. The price payable by ORBIMAGE for each such post-Warranty option is set forth in CLIN 0019 of Exhibit
B. To the extent possible, MacDonald Dettwiler shall ensure that its Subcontractors guarantee maintenance and spare part support of their products forming any part of the OGS System for a minimum of five (5) years from the date of OSAT. In the event any Subcontractor is unable to provide support for its products as required herein, MacDonald Dettwiler shall at no cost to ORBIMAGE, and without liability whatsoever for the supply of any discontinued parts or services, provide such alternate sources for spare parts or components or recommendations as to replacement(s) for the equipment so discontinued. ORBIMAGE is not required to order any spare parts and support equipment from MacDonald Dettwiler.

GC-14  INDEMNITY FOR PATENT INFRINGEMENT

In the event any cause, action, suit, proceeding or claim is brought against ORBIMAGE based upon actual or alleged infringement of United States, Canadian or foreign letters patent, copyright, trade secret, or trademark, or proprietary rights of others and resulting from sale or use of the Goods or Services provided in this Contract by MacDonald Dettwiler, MacDonald Dettwiler shall at all times defend, indemnify and hold harmless ORBIMAGE from and against all damages, costs and expenses including, without limitation, reasonable attorneys' fees and costs either party may sustain, pay, or incur as a result thereof. ORBIMAGE will provide MacDonald Dettwiler with prompt written notice of any such claim, and will cooperate fully with MacDonald Dettwiler in furtherance of MacDonald Dettwiler obligations herein. MacDonald Dettwiler obligations herein shall not apply to ORBIMAGE provided designs or specifications.

GC-15  INTELLECTUAL PROPERTY RIGHTS

(a) MacDonald Dettwiler shall have ownership and unrestricted rights in all DI, Modified COTS (excluding Vendor Software) and Modified NDI developed under this Contract. MacDonald Dettwiler hereby grants to ORBIMAGE, a perpetual, irrevocable, non-exclusive, royalty free license to use the software and supporting documentation for its own purposes only and that of its End User.

(b) Ownership and exclusive rights to NDI and any modifications made thereto to provide an integrated software package shall remain with MacDonald Dettwiler. MacDonald Dettwiler shall grant to ORBIMAGE and the End User, perpetual, irrevocable, non-exclusive, royalty free license to use, modify or merge the integrated software package and supporting documentation for its own purposes and that of its End User.

(c) Any Vendor Software furnished by MacDonald Dettwiler shall be in accordance with the Vendors standard license for such items except that MacDonald Dettwiler shall make, at the request and expense of ORBIMAGE, reasonable efforts to negotiate such licenses where it is deemed to be in the best interests of the Project to do so.

(d) Copyright in and title to the Software at all times remains vested exclusively in MacDonald Dettwiler or, as applicable, a third party licensor.

(e) The obligations specified in GC-15 shall survive the expiration and termination of this Agreement.

GC-16  PERMITS AND LICENSES

ORBIMAGE shall obtain any registration licenses and permits, including United States export licenses for each OGS System and other licenses or permits necessary for the operation and use of the OGS.

ORBIMAGE shall assist MacDonald Dettwiler to obtain necessary visas and work permits for On-Site Work. ORBIMAGE shall also furnish all reasonable support required by MacDonald Dettwiler to secure and maintain export permits such as the provision of the End User Certificate if required for each OGS.

MacDonald Dettwiler shall apply for the Canadian export permit for each OGS and shall provide whatever reasonable assistance is required by ORBIMAGE to secure the End User import license. ORBIMAGE shall provide MacDonald Dettwiler with at least six (6) months notice of which Destination Country the OGS will be shipped to, so that MacDonald Dettwiler can apply for and obtain any necessary export permits. MacDonald Dettwiler shall also assist ORBIMAGE in its application for visas and permits for the End User personnel who may need to visit the United States, Canada or any other country for training and OGS System test(s).

GC-17  SUSPENSION

ORBIMAGE may, at any time, direct MacDonald Dettwiler in writing to suspend all or any part of the Work on any OGS System(s). Any such direction shall be identified as issued pursuant to GC-17 and shall address the following:

(a)    what Work is to be suspended and what Work is to be continued;

(b)    what, if any, standby personnel and equipment will be authorized;

(c)    what, if any, personnel and equipment will be resumed; and

(d)    what, if any, material acquisition will be suspended.

MacDonald Dettwiler shall forthwith comply with the terms of the suspension order and take all reasonable steps to minimize the incurring of costs allocable to the Work covered by the order during the period of suspension. MacDonald Dettwiler shall protect and maintain those portions of the Work suspended and shall continue with the performance of those portions not suspended.

Within one hundred and twenty (120) days, ORBIMAGE shall:

(a) cancel the suspension order and direct MacDonald Dettwiler in writing to resume performance of all or any part of the suspended Work; or

(b) terminate, in whole or in part, the suspended Work pursuant to GC-18(TERMINATION FOR CONVENIENCE) and to serve notice thereunder.

If the suspension order or the resumption of the suspended Work results in an increase or decrease in MacDonald Dettwiler's costs, or the time required for the performance of Work under this Contract, and if MacDonald Dettwiler asserts a claim for adjustment within thirty (30) days after the end of the period of stoppage, an equitable adjustment shall be made in the Contract schedule, or compensation, or a combination thereof and in any other provisions of the Contract that may be affected and the Contract shall be modified accordingly in writing.

If the suspension is not cancelled and Work is terminated for convenience, ORBIMAGE shall be liable for the reasonable costs incurred by MacDonald Dettwiler resulting from the suspension.

Failure to agree on any adjustment under GC-17 shall be deemed a dispute within the meaning of GC-21 (DISPUTE RESOLUTION AND ARBITRATION).

GC-18  TERMINATION FOR CONVENIENCE

ORBIMAGE may at any time, terminate this Contract by providing written notice to MacDonald Dettwiler specifying the whole or the part of the Project that is being terminated for convenience, the extent to which the Contract is terminated, and the effective date of such termination.

Upon such notice of termination, MacDonald Dettwiler shall:

(a) immediately discontinue Work on the date and to the extent specified in the Termination Notice and place no further purchase orders or subcontracts to the extent that they relate to the performance of Work terminated;

(b) inventory, maintain and turn over to ORBIMAGE all materials, plant, tools, equipment and property furnished by MacDonald Dettwiler or its Subcontractors or provided by ORBIMAGE for performance of Work;

(c) promptly cancel all purchase orders, subcontracts, rentals or any other agreements existing for performance of the terminated Work;

(d)    cooperate with ORBIMAGE in the disposition of Work in progress;

(e) comply with other reasonable requests from ORBIMAGE regarding the terminated Work; and

(f) continue to perform in accordance with all of the terms and conditions of the Contract such portion of Work that is not terminated.

MacDonald Dettwiler shall proceed immediately with the performance of the above obligations notwithstanding any delay in determining or adjusting the compensation or time for performance herein or any item of cost under GC-18.

After receipt of the termination notice, MacDonald Dettwiler shall submit to ORBIMAGE a termination settlement claim within ninety (90) days and a final amount of compensation shall be determined as follows:

(a) There shall be included all costs and expenses reimbursable in accordance with this Contract not previously paid for in the performance of this Contract prior to the effective date of termination and such of these costs as may continue thereafter for reasonable time with the specific written approval of ORBIMAGE.

(b) There shall be included in the cost of settling claims arising out of the termination of Work those subcontracts and/or purchase orders which are properly chargeable to the terminated Work.

(c) There shall be included reasonable and unavoidable costs for settlement including by way of example only, accounting, legal, clerical and other expenses reasonably necessary for the preparation of MacDonald Dettwiler's claim together with storage, transportation and other costs in connection with the protection and disposition of inventory.

(d) There shall be included as a portion of the compensation, earned Fee determined as a percentage of the Fee equal to the percentage of total Work performed including incomplete Work in progress.

In no event shall ORBIMAGE be liable for loss of prospective profits which might be claimed by MacDonald Dettwiler.

If the Contract is partly but not wholly terminated, then the parties shall amend the Contract accordingly as part of the settlement. Title or a license to all material and partially completed Work whose costs are included in the termination settlement shall pass to ORBIMAGE and shall be disposed of as ORBIMAGE will direct. If MacDonald Dettwiler disagrees with the ORBIMAGE's determination of a settlement amount, it shall be deemed to be a dispute within the meaning of GC-21 (DISPUTE RESOLUTION AND ARBITRATION).

GC-19  WAIVER

Waiver by either Party of the strict performance of any term, condition, covenant, or agreement in the Contract shall not of itself constitute a waiver of or abrogate such term, condition, covenant or agreement, nor be a waiver of any subsequent breach of same, or any other term, condition, covenant or agreement.

GC-20  CONFIDENTIAL INFORMATION

In the course of performing their respective obligations hereunder, MacDonald Dettwiler and ORBIMAGE may receive proprietary information of the other party which will be nonpublic and confidential ("Confidential Information and Industrial Property"). MacDonald Dettwiler and ORBIMAGE agree that (i) it shall keep the Confidential Information and Industrial Property of the other in strictest confidence using at least the same degree of care as it uses to protect its own proprietary and confidential information and in no event less than a reasonable degree of care under the circumstances; (ii) it shall not disclose any Confidential Information and Industrial Property of the other to any person or entity, except its employees who need to know such information for the performance of their duties in connection with this Agreement and who have agreed in writing prior to receipt of such Confidential Information and Industrial Property to receive such information under terms at least as restrictive as those set forth in this Agreement; and (iii) it shall not use the Confidential Information and Industrial Property for any purpose other than as permitted by this Agreement. For purposes of this Contract, "Confidential Information and Industrial Property" shall include, without limitation, information or property falling within the scope of MacDonald Dettwiler's or ORBIMAGE's, as the case may be, patents, copyright, trade secrets, technical data, know-how or business information conveyed in written, graphic or other permanent tangible form; or if conveyed orally, if promptly reduced to a permanent tangible form and shall also include all information received by MacDonald Dettwiler or ORBIMAGE, as the case may be, under an obligation of secrecy or confidentiality, but shall not include information that:

(a)    is generally available to the public at the time of disclosure;

(b) after disclosure becomes generally available to the public, other than as a result of a disclosure to the public in breach of this Agreement;

(c) is lawfully obtained by the receiving party on a non-confidential basis from a source other than the disclosing party prior to its receipt of the Confidential Information and Industrial Property from the disclosing party; or

(d) is independently developed by employees or other representatives of the receiving party.

GC-21  DISPUTE RESOLUTION AND ARBITRATION

The parties agree that in the event any dispute, controversy, difference or disagreement (a "dispute") may arise from time to time between the parties under or out of this Contract, then the following course of action set forth herein shall be initiated in order to resolve such dispute.

(a)

       A dispute originating from ORBIMAGE shall be reviewed and certified in writing by ORBIMAGE's Contracting Officer and any dispute originating from MacDonald Dettwiler shall be reviewed and certified in writing by the MacDonald Dettwiler Contracting Officer. The party initiating the dispute shall notify the other party's designated representative as to the nature of the dispute whereupon that person shall respond with a decision within seven (7) days. At no time will work under the Contract cease as the result of a dispute between the parties. Any disputes regarding changes in Work pursuant to this Contract shall be initiated prior to any authorization to proceed with such change. Work will continue based upon the designated representative's decision pending final resolution of any dispute. The designated representative shall not have the power to resolve any dispute finally, but in order to facilitate his/her role in attempting to solve such disputes, the parties shall respond to his/her reasonable requests to meet and present arguments and evidence bearing upon or supporting their positions in the particular matter.

(b)

       If the designated representative(s) shall fail to resolve any dispute to the satisfaction of the parties within seven (7) days of its submission, the dispute shall be referred to a panel (hereinafter called the "Special Panel") comprising of a delegate ("Delegate") from each party appointed in writing. Each Delegate will be a Senior Manager or Vice President and shall have full authority to commit the party to a final and binding resolution of the dispute. Within fourteen (14) days after said notice is delivered, the Special Panel shall meet and resolve the dispute by a decision and such decision shall be final and binding upon the parties. If no decision resolving the dispute is made by the Special Panel within fourteen (14) days or such longer period as may be mutually agreed, the dispute shall be declared irreconcilable and will proceed to binding arbitration and the provisions set forth in GC-21 (c) shall apply.

(c)

       Any and all disputes, disagreements, or questions, be they fact or law, which might arise between ORBIMAGE and MacDonald Dettwiler in connection with the interpretation of any provision of this Contract or the compliance or non-compliance therewith, or the validity or enforceability thereof, or the performance or non-performance of either party to the Contract and which cannot be amicably settled by the parties as set forth in GC-21 within thirty (30) days of notification by one party to the other in writing, shall be adjudicated in Washington, DC, USA by the American Arbitration Association (AAA) in accordance with the International Rules of the AAA then in effect (to the extent not modified by GC-21), by a Board of Arbitration consisting of three (3) members, the decision of which shall be final and binding upon both parties.

       i) Each party shall, within thirty (30) days of the end of the aforesaid thirty (30) day period, appoint one arbitrator, and the two arbitrators thus appointed shall forthwith designate a third arbitrator. Such designation of third arbitrator shall occur within thirty (30) days of the appointment of the two arbitrators.

       ii) In the event the two arbitrators thus selected cannot agree upon a third arbitrator, or if either party fails to appoint its arbitrator within the prescribed time, the deadlock shall be referred to the AAA who shall promptly designate the arbitrator(s), and the arbitrator(s) shall be accepted unconditionally by both parties. Both MacDonald Dettwiler and ORBIMAGE also agree that in no event shall either Party be liable to the other for consequential damages of any kind, including loss of anticipated profit.

       iii) The decision of the arbitrators may be entered in any court of competent jurisdiction and execution entered thereupon forthwith.

       iv) Each party shall bear the cost of preparing its own case. The Board of Arbitrators shall determine as to who shall bear the cost of arbitration.

       v) The law of the Commonwealth of Virginia shall apply, without giving effect to the conflict of law rules thereof or the Convention on Contracts for the International Sale of Goods.

       vi)    The language of the arbitration shall be English.

       vii) Notwithstanding the foregoing subparagraphs i) through vi) inclusive, either party may seek injunctive relief from a court having jurisdiction to prevent infringement or damage to Confidential Information and Industrial Property Rights protected under this Contract.

       viii) Pending settlement of any dispute or disagreement under GC-21 and so long as ORBIMAGE has paid all amounts owed hereunder, MacDonald Dettwiler shall proceed diligently with the performance of the Work, unless ORBIMAGE delivers a notice of suspension or termination in accordance with the terms of this Contract.

GC-22  CHANGES AND EXTRA WORK

ORBIMAGE may at any time direct in writing any change in the Work within the general scope of this Contract.

If at any time MacDonald Dettwiler believes that other acts or omissions of ORBIMAGE constitute a change to the Work not identified as such, MacDonald Dettwiler shall notify ORBIMAGE in writing within ten (10) days. ORBIMAGE will either issue a change or determine that a change is not required and notify MacDonald Dettwiler accordingly.

If any change or extra work direction causes an increase or decrease in MacDonald Dettwiler's costs, or the time required for the performance of Work under this Contract, an equitable adjustment shall be made in the contract price or schedule or both and in such other provisions of the Contract as may be affected, and the Contract shall be modified accordingly in writing. Unless otherwise directed by ORBIMAGE, MacDonald Dettwiler shall perform changes so that all requirements of the Contract shall be met.

Changes shall not include Work reasonably required to complete the design, supply, installation and test of the OGS System in accordance with standard engineering practices, which have been or should have been anticipated and included in the original total estimated price.

Any claim for an adjustment under GC-22 must be asserted in writing within thirty (30) days following MacDonald Dettwiler's receipt of a written change. Such claim will include a complete and detailed calculation of costs and a revised schedule in order to permit evaluation by ORBIMAGE. At all times MacDonald Dettwiler shall keep accurate records of the actual costs of performing each change. A failure to agree on an equitable adjustment shall be deemed to be a dispute within the meaning of GC-21 (DISPUTE RESOLUTION AND ARBITRATION).

When any adjustment to the contract price, schedule, performance or any other provision has been agreed, a written amendment to the Contract shall be prepared and executed by both parties.

GC-23  PURCHASER FURNISHED UTILITIES, FACILITIES, AND SERVICES

For installation and testing activities associated with furnishing the OGS System, ORBIMAGE shall provide the following for use by MacDonald Dettwiler and its subcontractors:

a) Buildings, building services and utilities suitable to accommodate and support the operation of the OGS System within the operating environment for each item of Equipment furnished as a part of each OGS and in accordance with the Site Requirement Specification (SRS) to be furnished by MacDonald Dettwiler as a part of the contract deliverables.

b) All permits required by government authorities of each End-User site whether local or otherwise, necessary to allow any installation or operations of the specific OGS to take place.

c) Unrestricted access to each End User property(ies) on which the OGS System is located, or to be located, including the site location(s) of the reception facility.

d) Supply of telephone line(s), toilet facilities and the like to support the installation works.

GC-24  DELIVERY, RISK, SECURITY INTEREST

MacDonald Dettwiler shall arrange shipping for and on behalf of the ORBIMAGE, to deliver each OGS to the End User facility. ORBIMAGE shall make all the necessary arrangements with each End User for importation of the OGS System to the End User country of residence and to the location of the End User facilities.

The Equipment and the Software will be shipped;

a)     if by Air Freight; delivery by a common carrier to CIP point; and

b)     if by Ocean Freight; delivery by a common carrier to CIF point.

Each End User as importer, shall effect custom clearance and pay all import duties, withholding taxes, tariffs and any other taxes or duties associated therewith. MacDonald Dettwiler shall be responsible for all insurance and transportation charges from port of entry (after customs clearances have occurred) to the End User's facilities.

Any demurrage arising from customs clearances shall be to the account of ORBIMAGE. Any demurrage resulting from improperly prepared shipping documents on the part of MacDonald Dettwiler shall be to the account of MacDonald Dettwiler.

So long as there remains any unpaid amount by ORBIMAGE to MacDonald Dettwiler, MacDonald Dettwiler shall retain title in the Equipment, and the Equipment shall remain personal property. During such period, ORBIMAGE will not permit, allow, or suffer the attachment of any lien, charge or encumbrance of any kind to the Equipment, nor so incorporate the Equipment in real property that it loses its identity as personal property. ORBIMAGE will promptly pay when due all assessments, levies, fees, taxes, duties or other charges against the Equipment or its use.

Upon payment at shipping, ORBIMAGE shall obtain a security interest in the Equipment equal to the payment made by ORBIMAGE but MacDonald Dettwiler shall at all times maintain full title, custody and control of such Equipment until title shall pass pursuant to GC-12 (TITLE TO GOODS AND SERVICES - RISK OF LOSS LICENSED USE).

GC-25  PACKING AND MARKING

MacDonald Dettwiler shall utilize best commercial practices in packing the Equipment for overseas shipment so as to avoid damage during transit to destination. MacDonald Dettwiler shall comply with weight and size limitations for standard air transport in accordance with IATA Regulations.

The Goods shall be packed in durable wooden case(s) or in carton(s), suitable for long distance ocean or airfreight transportation, as applicable, and shall be able to withstand changes in climate and be well protected against moisture and shocks.

At least thirty (30) days prior to Factory Acceptance Testing of any OGS System, ORBIMAGE shall provide MacDonald Dettwiler with the actual destination address for delivery of such OGS.

GC-26  TRANSPORTATION AND INSURANCE

All transportation and shipping shall be conducted under the provisions of the "Incoterms 1990". When ready, all equipment along with documents as per the Contract are to be delivered addressed to:

Shipping Delivery Address:

(Address of the Facility of each End User)

Consign to:
ORBITAL IMAGING CORPORATION
21700 Atlantic Boulevard, Dulles,
Virginia, 20166, U.S.A.

Shipped by:
MACDONALD, DETTWILER AND ASSOCIATES LTD.
13800 Commerce Parkway, Richmond,
British Columbia, Canada  V6V 2J3

The Waybills issued by a Public Common Carrier are acceptable for negotiation purposes. Insurance of the Cargo to port of entry will be arranged by MacDonald Dettwiler. Handing over of the Equipment will be advised by MacDonald Dettwiler by facsimile to ORBIMAGE with full details of the Waybill. Along with the Equipment, copies of the following documents will be handed over by MacDonald Dettwiler to the carrier:

       i)     Five (5) copies of Waybill

       ii) Four (4) copies of MacDonald Dettwiler's detached invoice with itemized unit prices.

       iii) Four (4) copies of Factory Acceptance Certificate jointly issued by authorized Representatives of ORBIMAGE and MacDonald Dettwiler.

       iv)    Five (5) copies of packing list.

       v)     Four (4) copies of insurance policy.

       vi) Two (2) copies of facsimile advising ORBIMAGE of shipping arrangements.

MacDonald Dettwiler shall provide ORIBMAGE with an itemized packing list associated with shipment at least thirty (30) days in advance of the expected date of shipment.

GC-27  TARIFFS, DUTIES AND TAXES

Export tariffs, duties or other taxes or charges levied by the actual or future laws of Canada concerning the export and shipment of each OGS System shall be paid by MacDonald Dettwiler, and MacDonald Dettwiler shall not demand reimbursement from ORBIMAGE for any such payments. If the originating country of shipment is not Canada, export tariffs, duties or other taxes or charges levied by the country of shipment shall be to the account of the ORBIMAGE.

Import tariffs, duties, or other taxes or charges levied by the current or future laws of the Destination Country concerning the import and shipment of the OGS System shall be paid by ORBIMAGE, and ORBIMAGE shall not demand reimbursement from MacDonald Dettwiler for any such payments.

Payment of any taxes imposed by the Government of Destination Country on the Contract shall be made directly by the End User or ORBIMAGE under the applicable regulations.

a) Any Equipment and Materials brought into the Destination Country by MacDonald Dettwiler for carrying out the Contract and to be subsequently re-exported shall be exempted from import duties, levies or taxes. For this purpose, MacDonald Dettwiler shall submit to ORBIMAGE the list of such necessary Equipment and Materials before shipment and ORBIMAGE shall give any assistance required to obtain the aforementioned exemptions. Any deposits that need to be lodged with the Government of the Destination Country to secure temporary importation of MacDonald Dettwiler's Equipment or Materials shall be provided by ORBIMAGE.

b) Any Equipment and Material brought into the Destination Country by MacDonald Dettwiler for carrying out the Contract, but thereafter disposed of in the Destination Country to the End User or ORBIMAGE shall be taxed at the current Destination Country tariffs or duties to the End User or ORBIMAGE.

GC-28  APPLICABLE LAW

This Contract and any and all claims, controversies or disputes arising under this Agreement or related to the subject matter hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to the conflict of law rules thereof or the Convention on Contracts for the International Sale of Goods.

GC-29  SEVERABILITY; BINDING AGREEMENT

If any part of this Contract shall be held unenforceable, the remainder of this Contract will nevertheless remain in full force and effect. This Contract shall be binding upon the parties hereto and their successors and permitted assigns.

GC-30  LANGUAGE

The parties agree that all communications, notices or any written material provided by MacDonald Dettwiler to ORBIMAGE or by ORBIMAGE to MacDonald Dettwiler under this Contract shall be in English.

GC-31  HEADINGS

Headings in this Contract are included for convenience of reference only and shall not constitute a part of this Contract for any other purpose. The appendixes, exhibits and schedules described in this Contract and attached hereto are an integral part hereof and are incorporated herein by this reference.

GC-32  COUNTERPARTS

This Contract may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

                                 CONTRACT NUMBER

                                   EXHIBIT "B"

                      OGS PRICE SCHEDULE AND PAYMENT TERMS

               EXHIBIT "B" - OGS PRICE SCHEDULE AND PAYMENT TERMS

                     [*CONFIDENTIAL TREATMENT REQUESTED*]

                     [*CONFIDENTIAL TREATMENT REQUESTED*]

                     [*CONFIDENTIAL TREATMENT REQUESTED*]

                     [*CONFIDENTIAL TREATMENT REQUESTED*]

                     [*CONFIDENTIAL TREATMENT REQUESTED*]

                                      B-6
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                     [*CONFIDENTIAL TREATMENT REQUESTED*]

                                      B-7
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EXHIBIT C.1                                                           01-2415-3

                          ORDER SPECIFICATION DOCUMENT

                                      FOR

                             OGS SYSTEM DEFINITION

                                      AND

                           ORBIMAGE TRANSPORTABLE OGS

                                  May 25, 1999

                               TABLE OF CONTENTS

                     [*CONFIDENTIAL TREATMENT REQUESTED*]

         (C) COPYRIGHT MACDONALD, DETTWILER AND ASSOCIATES LTD. 1999

                             ALL RIGHTS RESERVED


[MACDONALD DETTWILER LOGO]                                13800 Commerce Parkway
                                                  Richmond, B.C., Canada V6V 2J3
                                                        Telephone (604) 278-3411
                                                              Fax (604) 278-3411

================================================================================
                     RESTRICTION ON USE, PUBLICATION, OR
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THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO MACDONALD, DETTWILER AND
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INFORMATION FROM UNAUTHORIZED DISCLOSURE, USE OR DUPLICATION. ANY DISCLOSURE,
USE OR DUPLICATION OF THIS DOCUMENT OR OF ANY OF THE INFORMATION CONTAINED HEREIN FOR OTHER THAN THE SPECIFIC PURPOSE FOR WHICH IT WAS DISCLOSED IS EXPRESSLY PROHIBITED, EXCEPT AS MACDONALD, DETTWILER AND ASSSOCIATES LTD. MAY OTHERWISE AGREE TO IN WRITING.

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(ii)                                                                   01-2415-3

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
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01-2415-3                                                                    1-1

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

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1-2                                                                    01-2415-3

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

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01-2415-3                                                                    1-3

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

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1-4                                                                    01-2415-3

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

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01-2415-3                                                                    1-5

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

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01-2415-3                                                                    2-1

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2-2                                                                    01-2415-3

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01-2415-3                                                                    2-3

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01-2415-3                                                                    3-3

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01-2415-3                                                                    4-1

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4-2                                                                    01-2415-3

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01-2415-3                                                                    4-3

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4-4                                                                    01-2415-3

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01-2415-3                                                                    4-5

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4-6                                                                    01-2415-3

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
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01-2415-3                                                                    4-7

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01-2415-3                                                                    5-1

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
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5-2                                                                    01-2415-3

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

                         CONTRACT NUMBER: OGS-99-02-01

EXHIBIT "C.2" STATEMENT OF WORK AND TECHNICAL SPECIFICATION ADDENDUM

                     [*CONFIDENTIAL TREATMENT REQUESTED*]


                             ORBIMAGE Proprietary

                        SECTION "C.3" STATEMENT OF WORK

TABLE OF CONTENTS

                     [*CONFIDENTIAL TREATMENT REQUESTED*]


C.3 -
                              ORBIMAGE PROPRIETARY

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C.3 -
                              ORBIMAGE PROPRIETARY

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C.3 -
                              ORBIMAGE PROPRIETARY

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C.3 -
                              ORBIMAGE PROPRIETARY

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C.3 -
                              ORBIMAGE PROPRIETARY

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C.3 -
                              ORBIMAGE PROPRIETARY

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C.3 -
                              ORBIMAGE PROPRIETARY

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                          ORBIMAGE PROPRIETARY                          C.3 - 8

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                       ORBIMAGE PROPRIETARY                          C.3 - 9

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                   ORBIMAGE PROPRIETARY                               C.3 - 10
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                            ORBIMAGE PROPRIETARY                      C.3 - 11
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                              ORBIMAGE PROPRIETARY                     C.3 - 12
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                             ORBIMAGE PROPRIETARY                     C.3 - 13
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                            ORBIMAGE PROPRIETARY                       C.3 - 14
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                            ORBIMAGE PROPRIETARY                      C.3 - 16
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                           ORBIMAGE PROPRIETARY                      C.3 - 17
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                                    ORBIMAGE PROPRIETARY              C.3 - 18
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                            ORBIMAGE PROPRIETARY                     C.3 - 19

                       EXHIBIT "D" TECHNICAL SPECIFICATION

TABLE OF CONTENTS

                     [*CONFIDENTIAL TREATMENT REQUESTED*]


                                ORBIMAGE PROPRIETARY                      D - 2

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                                ORBIMAGE PROPRIETARY                      D - 3
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                                ORBIMAGE PROPRIETARY                      D - 4

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                                                                           D - 5
                              ORBIMAGE PROPRIETARY

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                                                                           D - 6
                              ORBIMAGE PROPRIETARY

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                                                                           D - 7
                              ORBIMAGE PROPRIETARY

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                                                                           D - 8
                              ORBIMAGE PROPRIETARY

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                                                                           D - 9
                              ORBIMAGE PROPRIETARY

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                                                                          D - 10
                              ORBIMAGE PROPRIETARY

                     [*CONFIDENTIAL TREATMENT REQUIRED*]


                                                                          D - 11
                              ORBIMAGE PROPRIETARY

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                                                                          D - 12
                              ORBIMAGE PROPRIETARY
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                                                                          D - 13
                              ORBIMAGE PROPRIETARY

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
                         CONTRACT NUMBER: OGS-99-02-01

                         EXHIBIT "E" PROPOSAL ADDENDUM

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
                                                                       01-2415-1



                              PROPOSAL TO ORBIMAGE

                                       FOR

                             ORBNET GROUND STATIONS



                                  JANUARY 1999



           (C) Copyright MacDonald, Dettwiler and Associates Ltd. 1999
                               All Rights Reserved

[MACDONALD DETTWILER LOGO]                                13800 Commerce Parkway
                                                  Richmond, B.C., Canada V6V 2J3
                                                        Telephone (604) 278-3411
                                                              Fax (604) 278-2117
--------------------------------------------------------------------------------
                       RESTRICTION ON USE, PUBLICATION, OR
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information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as MacDonald, Dettwiler and Associates Ltd. may otherwise agree to in writing.

                                                      [MACDONALD DETTWILER LOGO]





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(ii)                                                                   01-2415-1

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


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                                TABLE OF CONTENTS

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01-2415-1                                                                  (iii)

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


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01-2415-1                                                                    (v)

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